UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 21, 2012

(Date of Earliest Event Reported)

Guidance Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33197	95-4661210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 North Marengo Avenue, Pasadena, California	91101
(Address of Principal Executive Offices)	(Zip Code)

(626) 229-9191

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 22, 2012, Guidance Software, Inc. (the “Company,” “we,” “us” or “our”) filed a Current Report on Form 8-K to report the completion of its acquisition of CaseCentral, Inc. (“CaseCentral”). At that time, we indicated our intention to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed with the Securities and Exchange Commission. By this amendment to such Form 8-K, we are amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

(1)	The audited financial statements of CaseCentral, including CaseCentral’s audited balance sheets as of December 31, 2011 and 2010 and statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2011 and 2010, are being filed as Exhibit 99.1 to this report.

(b)	Pro Forma Financial Information

(1)	The unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011, both giving effect to the acquisition of CaseCentral, are included within Exhibit 99.2 to this report.

(d)	Exhibits

23.1	Consent of Independent Certified Public Accountants.

99.1	Audited financial statements for CaseCentral, Inc. as of and for the years ended December 31, 2011 and 2010.

99.2	Unaudited pro forma condensed consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guidance Software, Inc.

Date: May 7, 2012	By:	/s/ Victor Limongelli
	Name:	Victor Limongelli
	Title:	Chief Executive Officer, President and Director

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Certified Public Accountants.

99.1	Audited financial statements of CaseCentral, Inc. as of and for the years ended December 31, 2011 and 2010.

99.2	Unaudited pro forma condensed consolidated financial statements.

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